UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Track Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1215 W. Lakeview Court
Romeoville, Illinois 60446
(877) 260-2010

January 10, 2017

Dear Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Track Group (the “Annual Meeting”), which will be held at our corporate offices located at 1215 W. Lakeview Court, Romeoville, Illinois, on February 14, 2017 at 10:00 A.M., local time.

Details of the business to be conducted at the Annual Meeting are described in the attached Notice of Annual Meeting and this Proxy Statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended September 30, 2016 (“Annual Report”) along with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

In order for us to have an efficient Annual Meeting, please either submit your vote online by following the instructions on the enclosed proxy card, or sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then submit your vote as promptly as possible.  Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

We look forward to seeing you at the Annual Meeting.

Sincerely,
Gordon O. Jesperson
Corporate Secretary and General Counsel

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote online or complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Meeting may vote in person, even if he or she has returned a proxy.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD

February 14, 2017

To the Stockholders of Track Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Track Group, Inc., a Delaware corporation, will be held on Tuesday, February 14, 2017, at 10:00 A.M. (local time), at our offices located at 1215 W. Lakeview Court, Romeoville, Illinois, for the following purposes:

1.
elect six directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
to consider an advisory vote on executive compensation paid to the Company’s Named Executive Officers;

3.
to ratify the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending September 30, 2017; and

4.
to transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on December 23, 2016 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our common stock, par value $0.0001, at the close of business on the Record Date are entitled to notice of, and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 1215 W. Lakeview Court, Romeoville, Illinois, during normal business hours for a period of 10 days prior to the Annual Meeting, and at the time and place of the Annual Meeting.  We are providing a copy of our Annual Report on Form 10-K for the year ended September 30, 2016 with the accompanying Proxy Statement.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by either submitting your vote online by following the instructions on the enclosed proxy card, or by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” the Annual Meeting Proposal Nos. 1, 2 and 3, all of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 14, 2017 - THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: http://www.astproxyportal.com/ast/18188

By Order of the Board of Directors,

Guy Dubois
Chief Executive Officer and Chairman of the Board of Directors
Romeoville, Illinois
January 10, 2017

1215 Lakeview Court
Romeoville, Illinois 60446
(877) 260-2010

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Track Group, a Delaware corporation (the “Company,” “we,” “us,” or “our”), of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices located at 1215 W. Lakeview Court, Romeoville, Illinois, on Tuesday, February 14, 2017, at 10:00 a.m. (local time), and at any adjournment or postponement thereof (the “Annual Meeting”).

Who Can Vote

Stockholders of record at the close of business on December 23, 2016 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 10,333,516 shares of common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

How You Can Vote

On or about January 10, 2017, we mailed these proxy materials to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The proxy materials are also available free of charge on the Internet at http://www.astproxyportal.com/ast/18188. Stockholders are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, stockholders do not need to attend the Annual Meeting to vote. Instead, stockholders may submit their vote online by following the instructions on the enclosed proxy card, or by simply completing, signing and returning the enclosed proxy card.

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of six directors nominated by our Board, (ii) FOR the advisory vote to approve executive compensation paid to the Company’s Named Executive Officers (the “Say-on-Pay Proposal”); (iii) FOR ratification of the appointment of Eide Bailly, LLP as our independent auditors for the year ended September 30, 2017; and (iv) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If a bank holds your shares, broker or other institution, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Broker Non-Votes

A “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) submits a proxy for the Annual Meeting, but does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal.

Brokers and other nominees may vote on “routine” proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules applicable to broker nominees concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those firms. The ratification of the independent registered public accountants, for example, is a routine proposal. Brokers and other nominees may not vote on “non-routine” proposals, unless they have received voting instructions from the beneficial owner. The election of directors and the Say-on-Pay Proposal are considered “non-routine” proposals. This means that brokers and other firms must obtain voting instructions from the beneficial owner to vote on these matters; otherwise they will not be able to cast a vote for these “non-routine” proposals. If your shares are held in the name of a broker, bank or other nominee, please follow their voting instructions so you can instruct your broker on how to vote your shares.

Revocation of Proxies

Stockholders of record can revoke their proxies at any time before they are exercised in any one of three ways:

●
by voting in person at the Annual Meeting;

●
by submitting written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

●
by submitting another proxy bearing a later date that is properly executed prior to or at the Annual Meeting.

Quorum

In order for any business to be conducted at the Annual Meeting, there must be a quorum, meaning a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present, either in person or by proxy. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Vote Required for Approval

Proposal No. 1: Election of Directors. Directors are elected by a plurality vote. This means the director nominees who receive the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Proposal No. 2: Advisory Vote to Approve Executive Compensation. This advisory vote is not binding on us, our Board of Directors, or management. The number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal to approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers; and

Proposal No. 3: Ratification of Appointment of Auditors. To ratify the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending September 30, 2017, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the Proposal.  Accordingly, an abstention will have the effect of a vote against this Proposal. A broker or other nominee will generally have discretionary authority to vote on this Proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this Proposal. However, any broker non-votes received will have no effect on the outcome of this Proposal.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Company’s Certificate of Incorporation provides that the number of directors that constitute the entire Board shall be fixed from time to time by resolution adopted by a majority of the entire Board. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. The Board of Directors has recommended for election the following six individuals to the Board of Directors at the Annual Meeting: Guy Dubois, David S. Boone, Dirk van Daele, Eric Rosenblum, Karen Macleod and Dr. Ray Johnson.

Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until the next Annual Meeting of Shareholders or until their successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause.  If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly.  The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

Required Vote

Directors are elected by a plurality vote. This means that the nominees for directors who receive the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Board of Directors Recommendation

The Board recommends a vote “FOR” the election of each nominee set forth below.

Nominee Biographies

Following are the names and ages of each nominee for election as a director, the principal occupation of each, the year in which each was first elected or nominated as a director of the Company (if applicable), the business experience of each nominee for at least the past five years and certain other information concerning each of the nominees

Name	Served as Director Since	Age	Principal Business Experience

Guy Dubois	2012	58
Guy Dubois has served as our Chairman since February 2013, and became a director in December 2012. Mr. Dubois also served as a member of the Company’s Executive Committee from October 2012 to September 2016, and was appointed to serve as Chief Executive Officer of the Company in September 2016. Mr. Dubois is a director of Singapore-based Tetra House Pte. Ltd., a provider of consulting and advisory services worldwide; and a director of RNTS Media NV, a Luxembourg listed digital content developer and mobile application advertising monetization platform provider. Mr. Dubois is a former director and CEO of Gategroup AG, and held various executive leadership roles at Gate Gourmet Holding LLC. Mr. Dubois has held executive management positions at Roche Vitamins Inc. in New Jersey, as well as regional management roles in that firm’s Asia Pacific operations. Mr. Dubois also served the European Organization for Nuclear Research (CERN) team in Switzerland in various roles, including treasurer and chief accountant. Mr. Dubois also worked with IBM in Sweden as Product Support Specialist for Financial Applications. A Belgian citizen, Mr. Dubois holds a degree in financial science and accountancy from the Limburg Business School in Diepenbeek, Belgium.

In considering Mr. Dubois as a director of the Company, the current Board of Directors reviewed his extensive financial and management expertise and experience. In addition, Mr. Dubois’ public company senior management and board experience, and the leadership he has shown in his positions with prior companies, were considered important factors in the determination of the current Board of Directors.

David S. Boone	2011	56
David S. Boone became a director of the Company on December 21, 2011. Mr. Boone currently serves as the CEO of Alacura and Angel MedFlight, a private equity backed medical transportation company. He has served in executive roles with a variety of publicly traded and start-up organizations including Kraft General Foods, Sears, PepsiCo, Safeway and Belo Corporation, as well as serving as the CFO of Intira Corporation and CEO of Paranet Solutions, LLC. In addition, he has served as a consultant with the Boston Consulting Group. Mr. Boone was CEO, President and Director of American CareSource Holdings from 2005 to 2011, a NASDAQ traded company. He was the 2009 Ernst and Young Entrepreneur of the Year winner for Health Care in the Southwest Region. Mr. Boone serves on a number of private company boards and serves on the board of the Texas Kidney Foundation. Mr. Boone graduated from the University of Illinois, cum laude, in 1983 majoring in accounting. Mr. Boone is a Certified Public Accountant. He received his master’s degree in business administration from Harvard Business School in 1989.

In considering Mr. Boone as a director of the Company, the current Board of Directors reviewed his extensive financial expertise and experience. In addition, Mr. Boone's public company senior management and board experience, and the leadership he has shown in his positions with prior companies and as a director of the Company, were considered important factors in the determination of the current Board of Directors.

Name	Served as Director Since	Age	Principal Business Experience

Dirk Karel J. van Daele	2015	55
Mr. van Daele, a resident of Switzerland, became a director of the Company in May 2015 and is currently a principal of Anoa Capital SA, a Luxembourg investment advisory company focused on advisory services for direct lending and acquisition of secondary loan portfolios. Mr. van Daele has served in that capacity since January 2010. Prior to joining Anoa Capital SA, Mr. van Daele was the Managing Director and Head of Global Finance, Asia Pacific (Singapore) for Union Bank of Switzerland, having served in that capacity since July 1998. He received his Master of Arts in Economics at the University of Louvain (Belgium) in 1984.

In considering Mr. van Daele’s nomination, the Board of Directors believed his extensive international finance, banking and senior management experience would assist in the Board’s deliberations as the Company expands operations internationally and finances its growth.

Karen Macleod	2016	53
Ms. Macleod became a director of the Company in January 2016 and currently serves as CEO of Arete Group LLC, a professional services firm. Prior to Arete Group, Ms. Macleod was President of Tatum LLC, a New York-based professional services firm owned by Randstad, from 2011-2014, and was a co-founder of Resources Connection (NASDAQ:RECN), now known as RGP, a multinational professional services firm founded as a division of Deloitte in June 1996. Ms. Macleod served in several positions for RGP, including as a director from 1999- 2009 and President, North America from 2004-2009. Prior to RGP, Ms. Macleod held several positions in the audit department of Deloitte between 1985-1994. Ms. Macleod currently serves as a director for A-Connect (Schweiz) AG, a privately held, Swiss-based global professional services firm and was a director for Overland Solutions from 2006-2013.  Ms. Macleod holds a Bachelor of Science in Business/Managerial Economics from the University of California, Santa Barbara.

In considering Ms. Macleod’s nomination, the Board of Directors believes Ms. Macleod’s senior public company leadership experience along with her finance and accounting background are important to the ongoing growth of the Company and corporate governance excellence.

Eric Rosenblum	2016	47
Mr.Rosenblum became a director of the Company in September 2016 and is currently a senior executive with Palantir Technologies (a privately held big data analytics company), where he oversees several product groups. In his role, he has overseen the deployment of data analytics platforms for both government and large commercial institutions. From 2012 to 2014, Mr. Rosenblum served as a Vice President and Chief Operating Officer at drawbridge, Inc. a mobile advertising start-up, during which time Drawbridge developed a cross-device digital marketing technology based on algorithms without the use of personally identifiable information. Mr. Rosenblum served as a Director of Product, and Director of Strategy and Business operations at Google, Inc. from 2008 to 2012. From 2005 to 2008 he served as a Managing Director, China and General Manager, Strategy for Realnetworks, Inc. Mr. Rosenblum earned his Bachelor’s degree in East Asian Studies and Economics at Harvard University and his Masters of Business Administration from the Massachusetts Institute of Technology.

In considering Mr. Rosenblum’s nomination, the Board of Directors believed his extensive technological and analytics background, international business and management experience would assist in the Board’s deliberations regarding product development and international growth.

Dr. Ray Johnson	2016	61
Dr. Johnson became a director of the Company in September 2016 and currently serves as an Executive in Residence with Bessemer Venture Partners. From 2006 through February 2015, Dr. Johnson served as the Senior Vice President and Chief Technology Officer of the Lockheed Martin Corporation, where he led the strategic areas of technology, engineering, production operations, global supply chain, program management, and logistics and sustainment. Prior to his time with Lockheed Martin, Dr. Johnson served as the Chief Operating Officer for Modern Technology Solutions, Inc. of Alexandria, Virginia from 2005 to 2006, and from 1996 to 2005, he served in a number of executive positions with Science Applications International Corporation, including Senior Vice President and General Manager of the Advanced Concepts Business Unit. Dr. Johnson served for 12 years as an officer in the U.S. Air Force. Currently Dr. Johnson serves as a director on the boards of: QxBranch, LLC, Terrestrial Energy, Inc., United Sciences, LLC, and 8 Rivers Capital, LLC, all privately held companies. He received his Bachelor’s degree in Electrical Engineering from Oklahoma State University, and his Master’s and Ph.D. degrees in Electrical Engineering from the Air Force Institute of Technology.

In considering Dr. Johnson’s nomination, the Board of Directors reviewed his extensive technology expertise and experience. In addition, Dr. Johnson's public company senior management and board experience, and the leadership he has shown in his positions with prior companies, were considered important factors in the determination of the current Board of Directors.

Board Meetings and Committees

The Board met eight times during the year ended September 30, 2016 and all incumbent directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such directors served. The Board encourages the directors to attend our annual meetings of stockholders when stockholder participation is expected.

Independent Directors

The Board believes that a majority of its members should be independent directors. The Board has determined that, other than Mr. Dubois, all of its current directors, as well as each of the nominees for election, are independent directors as defined by the rules and regulations of the NASDAQ Stock Market.

              The members of the Audit Committee and Compensation Committee of the Board each meet the independence standards established by the NASDAQ Stock Market and the U.S. Securities and Exchange Commission (the “SEC”) for audit committees and compensation committees. In addition, the Board has determined that of its current directors, Ms. Macleod and Mr. van Daele each satisfy the definition of an “audit committee financial expert” under SEC rules and regulations. These designations do not impose any duties, obligations or liabilities that are greater than those generally imposed as members of the Audit Committee and the Board, and the designation as audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Board Committees and Charters

The Board of Directors has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.  These committees assist the Board of Directors to perform its responsibilities and make informed decisions.

Audit Committee

The primary duties of the Audit Committee are to oversee (i) management’s conduct of our financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing our systems of internal accounting and financial controls, (ii) our independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company, and (iii) the engagement and performance of our independent auditors.  The Audit Committee assists the Board in providing oversight of our financial and related activities, including capital market transactions. The Audit Committee has a charter, a copy of which is available on our website at www.trackgrp.com.

The Audit Committee meets with our Chief Financial Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Financial Officer both to the facts presented and to the judgments made by our independent registered public accounting firm.  The Audit Committee met four times during fiscal year 2016 and all members of the Audit Committee attended at least 75% of the Committee’s meetings.

Members of the Audit Committee currently consist of Ms. Macleod, Mr. Rosenblum and Mr. van Daele. Each member of the Audit Committee, satisfies, according to the full Board of Directors, the definition of independent director as established in the NASDAQ Stock Market Rules and are financially literate.  In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors designated Ms. Macleod as the Audit Committee’s “Audit Committee Financial Expert” as defined by the applicable regulations promulgated by the SEC.

The Audit Committee reviewed and discussed the matters required by United States auditing standards required by the Public Company Accounting Oversight Board (“PCAOB”) and our audited financial statements for the fiscal year ended September 30, 2016 with management and our independent registered public accounting firm.  The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Compensation Committee

Members of the Compensation Committee currently consist of Dr. Johnson and Mr. Rosenblum. The Compensation Committee met two times during fiscal year 2016.  The Board of Directors appoints members of the Compensation Committee.  Mr. Rosenblum and Dr. Johnson are independent directors, as determined by the Board of Directors in accordance with the NASDAQ Stock Market Rules, including Rule 5605(d)(2)(A).  The Compensation Committee is governed by a charter approved by the Board of Directors, a copy of which is available on the Company’s website www.trackgrp.com.

The Compensation Committee has responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to stockholders. The Committee monitors the results of such policy to assure that the compensation payable to our executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to stockholders.

The Compensation Committee also acts on behalf of the Board of Directors in administering compensation plans approved by the Board, in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year).  The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation of the Company’s directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of executive officers of the Company.

Nominating and Corporate Governance Committee

Messrs. van Daele, Boone and Dr. Johnson currently serve as members of the Nominating and Corporate Governance Committee. The Nominating Committee has the responsibility for identifying and recommending candidates to fill vacant and newly created Board positions, setting corporate governance guidelines regarding director qualifications and responsibilities, and planning for senior management succession.

The Nominating and Corporate Governance Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.  The Nominating and Corporate Governance Committee held one meeting during fiscal 2016. The Nominating and Corporate Governance Committee’s charter is available on our website, www.trackgrp.com.

Director Nominations

The Board nominates directors for election at each annual meeting of stockholders and appoints new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for such nomination or appointment.

A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. Nominees suggested by stockholders are considered in the same way as nominees suggested from other sources. Once the Nominating and Corporate Governance Committee chooses a slate of candidates, the Nominating and Corporate Governance Committee recommends the candidates to the entire Board, and the Board then determines whether to recommend the slate to the stockholders.

In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. Information required by the Company’s Bylaws to be in the notice include: the name, contact information and share ownership information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and its related rules and regulations. The Nominating and Corporate Governance Committee may also require any proposed nominee to furnish such other information as may reasonably be required by the Nominating and Corporate Governance Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The recommendation should be sent to: Secretary, Track Group, Inc., 1215 W. Lakeview Court, Romeoville, Illinois 60446. You can obtain a copy of the Company’s Bylaws by writing to the Secretary at this address.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to: Secretary, Track Group, Inc., 1215 W. Lakeview Court, Romeoville, Illinois 60446. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Code of Ethics

We have established a Code of Business Ethics that applies to our officers, directors and employees.  The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.  We will post on our website, www.trackgrp.com, any amendments to or waivers from a provision of our Code of Business Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and that relates to any element of the Code of Business Ethics.

Board Leadership Structure

Our Board of Directors has discretion to determine whether to separate or combine the roles of Chief Executive Officer and Chairman of the Board. Guy Dubois has served in both roles since September 11, 2016, and our Board continues to believe that his combined role is most advantageous to the Company and our stockholders, as Mr. Dubois possesses in-depth knowledge of the issues, opportunities and risks facing us, our business and our industry and is best positioned to fulfill the responsibilities of our Chief Executive Officer, as well as the Chairman’s responsibility to develop meeting agendas that focus the Board’s time and attention on the most critical matters and to facilitate constructive dialogue among Board members on strategic issues.

In addition to Mr. Dubois’ leadership, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, and regular executive sessions.

Board Role in Risk Assessment

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment is also performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is designed to attract, motivate and retain a talented team of executives. The Company seeks to accomplish this goal in a way that rewards performance that is aligned with its stockholders’ long-term interests. The Company believes that its executive compensation program achieves this goal and is strongly aligned with the long-term interests of its stockholders.

Pursuant to Section 14A of the Exchange Act, the Company is submitting a proposal to its stockholders for an advisory vote on the compensation of its named executive officers. This Proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

Accordingly, the following resolution is submitted for stockholders for approval:

RESOLVED, that the stockholders of Track Group, Inc., approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the Annual Meeting to be held February 14, 2017, pursuant to Item 402 of Regulation S-K, the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes.

As an advisory vote, this Proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

The affirmative “FOR” vote must exceed the number of votes “AGAINST” to approve this non-binding matter. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal.

Board of Directors Recommendation

 The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s named executive officers.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF
EIDE BAILLY, LLP TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

 The Board of Directors has appointed Eide Bailly, LLP (“Eide Bailly”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

 The Board of Directors may terminate the appointment of Eide Bailly as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

 Representatives of Eide Bailly will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Audit Fees

Audit services consist of the audit of our annual consolidated financial statements, and other services related to filings and registration statements filed by us and our subsidiaries, and other pertinent matters.  Eide Bailly has served as our independent registered public accounting firm since September 24, 2013.  We paid Eide Bailly approximately $155,552 and $125,982 for audit services for the year ended September 30, 2016 and 2015, respectively.

Tax Fees, Audit Related Fees, and All Other Fees

The Company paid Eide Bailly $24,415 and $1,863 for tax and audit related fees, respectively, during the year ended September 30, 2016, and $31,937 and $8,375 for tax and audit related fees, respectively, during the year ended September 30, 2015.

Auditor Independence

Our Audit Committee considered that the work done for us in fiscal year 2016 and 2015 by Eide Bailly was compatible with maintaining Eide Bailly’s independence.

Required Vote

 Ratification of the selection of Eide Bailly as the Company’s independent auditors for the fiscal year ending September 30, 2017 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Eide Bailly and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Eide Bailly as the Company’s independent auditors for the fiscal year ending September 30, 2017.

Board of Directors Recommendation

 The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Eide Bailly, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2017.

EXECUTIVE OFFICERS

The Company’s executive officers are appointed by the Board on an annual basis and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of the Company’s current executive officers.

Name	Age	Position
Guy Dubois	58	Chief Executive Officer
Peter K. Poli	55	Chief Financial Officer
Derek Cassell	43	President

Guy Dubois. Mr. Dubois’ biography appears on page 4 of this Proxy Statement, under Proposal No. 1.

Peter K. Poli has served as our Chief Financial Officer since January 2017. Before joining the Company, Mr. Poli served as the Chief Financial Officer of Grand Banks Yachts Limited from August 18, 2014 through December 31, 2015. In addition, he served as an Executive Director of Grand Banks Yachts from March 31, 2008 through October 28, 2015. Prior to his time with Grand Banks Yachts Limited, Mr. Poli served as the Chief Financial Officer for Acumen Fund Inc., USA, I-Works Inc., and as Vice President and Chief Financial Officer of FTD.COM. Mr. Poli also spent nine years as an Investment Banker with Dean Witter Reynolds, Inc. and served as the CFO of a wholly-owned subsidiary of Morgan Stanley Dean Witter from 1997 to 1999. In addition, Mr. Poli has served as an Independent Director of Leapnet, Inc. since May 2000. Mr. Poli holds BA in Economics and Engineering from Brown University in 1983 and an MBA from Harvard Business School in 1987.

Derek Cassell has served as our President since December 2016, and previously served as a Divisional President for the Company from June 2014 until December 2016. From September 2008 until June 2014, Mr. Cassell served as an Executive Vice President of Emerge Monitoring, which was part of the Bankers Surety Team. Mr. Cassell has over 20 years experience providing correctional solutions to the criminal justice industry. His previous positions include Director of Operations for ADT Correctional Services, Director of Customer Support for G4S Justice Services and National Sales and Marketing Manager for ElmoTech Inc. He holds a Criminal Justice Degree from Henry Ford College in Dearborn Heights, Michigan.

EXECUTIVE COMPENSATION

 Set out in the following summary compensation table are the particulars of compensation paid to the following persons for our fiscal years ended September 30, 2016 and 2015:

(a)
our principal executive officer;

(b)
our most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended September 30, 2016 who had total compensation exceeding $100,000 (together, with the principal executive officer, the “ Named Executive Officers”); and

(c)
additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer at the end of the most recently completed financial year.

Name and		Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)

Guy Dubois	2016	$-	$-	$30,000	$170,182	$-	$200,182
Chairman and Chief Executive Officer	2015	$-	$-	$-	$419,445	$-	$419,455

Peter Poli (1)	2016	$-	$-	$-	$-	$-	$-
Chief Financial Officer	2015	$-	$-	$-	$-	$-	$-

Derek Cassell (2)	2016	$206,076	$-	$42,500	$-	$-	$248,576
President	2015	$190,000	$-	$42,500	$-	$-	$232,500

John R. Merrill (3)	2016	$153,854	$-	$42,500	$-	$-	$196,354
Former Chief Financial Officer	2015	$180,000	$-	$42,500	$-	$74,700	$297,200

Mark Attarian (4)	2016	$91,167	$-	$-	$-	$-	$91,167
Former Chief Financial Officer	2015	$-	$-	$-	$-	$-	$-

(1)	Mr. Poli began serving as our Chief Financial Officer on January 6, 2017 and, as such, did not receive any compensation from the Company during either fiscal 2016 or 2015.

(2)	Mr. Cassell was appointed President of the Company on December 19, 2016. Prior to this appointment, Mr. Cassell served as the Company’s President of the Company’s America’s Division since June 2014.

(3)	Mr. Merrill’s employment as the Company’s Chief Financial Officer was terminated on September 27, 2016.

(4)
Mr. Attarian was appointed to serve as the Company’s Chief Financial Officer on September 12, 2016, and previously served as the Company’s Chief Administrative Officer since July 11, 2016. Mr. Attarian subsequently resigned from the Company on November 15, 2016.

Narrative Disclosure to the Executive Compensation Table

Compensation Paid to our Chief Executive Officer

Our current principal executive officer, Guy Dubois, was granted warrants equal to $300,000 for his additional work as a director and member of the Board’s Executive Committee, the then the acting principal executive officer of the Company, during the fiscal year ended September 30, 2015, consisting of warrants to purchase 113,310 shares of common stock at an exercise price of $9.65 per share. These warrants vest in equal monthly increments over a period of one year or immediately upon the hiring of a new Chief Executive Officer.  These warrants were valued at the date of grant using the Black-Scholes model.

To date, Mr. Dubois has only received compensation for his service as a director and member of the Executive Committee. Mr. Dubios’s compensation during the year ended September 30, 2016 consisted of warrants to purchase an aggregate total of 68,659 shares of common stock with an average exercise price of $6.97 per share, and 4,167 shares of common stock.

Poli Employment Agreement

On December 12, 2016, the Company entered into a three-year employment agreement with Mr. Poli (the “Poli Employment Agreement”). Under the terms and conditions of the Poli Employment Agreement, Mr. Poli will receive a base salary equal to $240,000 per annum beginning in January 2017, and received an option to purchase 100,000 shares of the Company’s common stock at an exercise price per share equal to the closing price of the Company’s common stock on the date approved by the Board. One-half of this option is scheduled to vest on January 1, 2018, and the remaining one-half is scheduled to vest on January 1, 2019.

Cassell Employment Agreement

On December 1, 2016, the Company entered into an employment agreement with Mr. Cassell (the “Cassell Employment Agreement”). Under the terms and conditions of the Cassell Employment Agreement, Mr. Cassell will receive a base salary equal to $240,000 per annum, and received an option to purchase 100,000 shares of the Company’s common stock at an exercise price per share equal to the closing price of the Company’s common stock on the date approved by the Board. One-half of this option is scheduled to vest on September 30, 2017, and the remaining one-half is scheduled to vest on September 30, 2018.

Attarian Employment Agreement

On September 11, 2016, the Company entered into a two-year employment agreement with Mr. Attarian (the “Attarian Employment Agreement”). Under the terms and conditions of the Attarian Employment Agreement, Mr. Attarian will receive a for a base salary equal to $250,000 per annum, and received an option to purchase 125,000 shares of common stock of the Company at an exercise price equal to the per share sale price of any underwritten public offering of the Company's common stock occurring between the date of the Attarian Employment Agreement and December 31, 2016 (the "Option"). In the event the public offering does not occur by December 31, 2016, the exercise price of the Option shall be equal to the average of the closing price of the Company common stock on the 30 trading days immediately preceding December 31, 2016. The Option vests 25% on December 31, 2016, with the balance vesting in equal monthly installments over the following 36 months. Mr. Attarian resigned from the Company effective November 15, 2016 and therefore forfeited the Option.

Merrill Employment Agreement

On November 19, 2014, the Company entered into a two-year employment agreement with John Merrill (the “Merrill Employment Agreement”).  Under the terms and conditions of the Merrill Employment Agreement, Mr. Merrill received an annual base salary of $180,000 and was eligible to participate in the Company’s Employee Bonus Plan and 2012 Equity Incentive Award Plan, wherein Mr. Merrill may earn a variable cash bonus and/or shares of the Company’s common stock based on individual performance and achieving specific Company milestones. Mr. Merrill was also entitled to participate in such life insurance, disability, medical, dental, retirement plans and other programs as may be made generally available from time to time by the Company for the benefit of similarly situated employees or its employees generally. Mr. Merrill's employment with the Company was terminated on September 27, 2016.

Outstanding Equity Awards at September 30, 2016

The following table discloses outstanding stock option awards and warrants held by each of the Named Executive Officers at September 30, 2016:

Outstanding Equity Awards at Fiscal Year-End 2016

Name (1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) exercisable	Equity incentive plan awards: Number of underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of Unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested ($)

Guy Dubois	2,385	-	-	$12.580	3/21/2017	-	-	-	-
	64,665	-	-	$9.000	4/15/2017	-	-	-	-
	4,083	-	-	$14.700	6/30/2017	-	-	-	-
	2,280	-	-	$19.460	9/30/2017	-	-	-	-
	2,432	-	-	$18.750	3/31/2018	-	-	-	-
	51,576	-	-	$17.450	6/2/2018	-	-	-	-
	2,647	-	-	$15.450	6/30/2018	-	-	-	-
	14,988	-	-	$12.01	1/27/2017	-	-	-	-
	8,868	-	-	$10.15	4/20/2017	-	-	-	-
	113,310	-	-	$9.65	8/14/2017	-	-	-	-
	8,571	-	-	$10.50	9/30/2017	-	-	-	-
	12,676	-	-	$7.10	10/14/2017	-	-	-	-
	15,126	-	-	$5.95	1/15/2018	-	-	-	-
	14,286	-	-	$6.30	3/31/2018	-	-	-	-
	18,000	-	-	$5.00	6/30/2018	-	-	-	-

John R. Merrill	-	-	-	$-	-	-	-	-	-

Mark Attarian	-	125,000	-	$(2)	09/11/2019	-	-	-	-

(1)
Mr. Poli and Mr. Cassell do not appear in this table, as they were each appointed to their respective positions after the end of fiscal 2016.

(2)
Per the Attarian Employment Agreement, the exercise price of this option was set to be equal to the per share sale price of any underwritten public offering of the Company's common stock occurring between the date of the Attarian Employment Agreement and December 31, 2016. However, the exercise price was not determined, as Mr. Attarian resigned from the Company on November 15, 2016 and forfeited the option.

Compliance with Section 16(a) of the Exchange Act

 Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

 Based solely upon a review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during fiscal year 2016 and that such filings were timely except the following:

●
Mr. Dubois, our CEO and a director, filed a Form 5 reporting five late transactions;

●
Mr. Boone, a director, filed a Form 5 reporting two late transactions; and

●
Mr. van Daele, a director, filed a Form 5 reporting two late transactions.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by us to our non-employee directors for the fiscal year ended September 30, 2016:

	Fees earned	Stock awards	Option awards	Total
Name**	($)*	($)	($)	($)

David Boone	$-	$59,997	$178,107	$238,104
Karen Macleod	$-	$15,000	$66,730	$81,730
Dirk van Daele	$-	$22,171	$128,310	$150,481

*
Fees earned by our non-employee directors was paid in common stock or options to purchase common stock at the option of the director.  A liability for these fees was included with accrued expenses at September 30, 2016.

**
Mr. Rosenblum and Dr. Johnson do not appear in this table as they were each appointed to the Board on September 11, 2016, and did not receive compensation from the Company during the year ended September 30, 2016.

During the year ended September 30, 2016, we accrued $5,000 per month in fees payable to each director, to be issued in shares of common stock valued on the last date of the quarter. Alternatively, any director may elect to receive warrants with an exercise price at the current market price at the date of grant in the amount of three times the amount had the director elected to take shares, valued at the date of grant using the Black-Scholes valuation method. Additionally, the Chairman of the Board and Chairman of the Audit Committee accrued $10,000 per month rather than $5,000.  Beginning in fiscal 2017, we are accruing $25,000 per quarter for each director, payable in common stock or warrants with an exercise price at the current market price at the date of grant, all grants of common stock or warrants are to be valued at the date of grant using the Black-Scholes valuation method.

Director Warrants

The following table lists the warrants to purchase shares of common stock held by each of our non-employee directors as of January 7, 2017:

	Grant	Expiration	Exercise	Number of	Compensation
Name	Date	Date	Price	Options	Expense

David S. Boone	3/22/13	3/21/17	$12.58	8,943	$43,809
	7/1/13	6/30/17	$14.70	4,083	$23,640
	10/1/13	9/30/17	$19.46	2,280	$17,982
	1/2/14	12/31/18	$19.29	2,344	$12,014
	10/15/15	10/14/17	$7.10	12,676	$24,571
	1/15/16	1/15/18	$5.95	15,126	$45,008
	7/1/16	6/30/18	$5.00	18,000	$53,460
	9/30/16	9/30/18	$7.20	12,500	$30,000
	10/1/16	9/30/18	$7.20	5,882	$25,000
	12/30/16	12/30/18	$4.50	9,191	$25,000

Karen Macleod	7/1/16	6/30/18	$5.00	9,000	$26,730
	9/30/16	9/30/18	$7.20	6,250	$15,000
	10/1/16	9/30/18	$7.20	5,882	$25,000
	12/30/16	12/30/18	$4.50	9,191	$25,000

Dirk van Daele	10/15/15	10/14/17	$7.10	6,338	$16,504
	1/15/16	1/15/18	$5.95	7,563	$22,504
	7/1/16	6/30/18	$5.00	9,000	$26,730
	9/30/16	9/30/18	$7.20	6,250	$15,000
	10/1/16	9/30/18	$7.20	5,882	$25,000
	12/30/16	12/30/18	$4.50	9,191	$25,000

Dr. Ray Johnson	10/1/16	9/30/18	$7.20	5,882	$25,000
	12/30/16	12/30/18	$4.50	9,191	$25,000

Eric Rosenblum	10/1/16	9/30/18	$7.20	5,882	$25,000
	12/30/16	12/30/18	$4.50	9,191	$25,000

*
Compensation paid to Mr. Dubois, who is the Company's Chief Executive Officer and Chairman of the Board of Directors, during the year ended September 2016 is reflected in the Executive Compensation Table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership as of January 7, 2017 (the “Table Date”), of our common stock by (i) each shareholder known to us to be the beneficial owner of more than five percent of our common stock; (ii) each of our Named Executive Officers serving as of the Table Date; (iii) each of our directors serving as of the Table Date; and (iv) all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all securities they beneficially own.  As of the Table Date, the applicable percentage ownership is based on 10,333,516 shares of common stock issued and outstanding.

Beneficial ownership representing less than one percent of the issued and outstanding shares of a class is denoted with an asterisk (“*”).  Holders of common stock are entitled to one vote per share.

Name and Address of	Common Stock
Beneficial Owner (1)	Shares	%

5% Beneficial Owners:
Sapinda Asia Limited (2)	5,172,214	50.05%
Safety Invest S.A., Compartment Secure I (3)	1,890,697	18.30%

Directors and Named Executive Officers:
Guy Dubois (4)	351,432	3.29%
Peter Poli	-	*
Derek Cassell	5,195	*
David S. Boone (5)	110,289	*
Karen Macleod (6)	32,704	*
Dirk van Daele (7)	106,123	*
Dr. Ray Johnson (8)	15,073	*
Eric Rosenblum (9)	15,073	*
All directors and executive officers as a group (7 persons)	635,889	5.85%

(1)	Except as otherwise indicated, the business address for these beneficial owners is c/o the Company, 1215 W. Lakeview Court, Romeoville, Illinois 60446.

(2)
Address is Rooms 803-4, 8F, Hang Seng Bank Building, 200 Hennessy Road, Wanchai, Hong Kong.  Holding information is based on Amendment No. 7 to Schedule 13D filed by Sapinda Asia Limited on November 4, 2015.

(3)
Secure I is a compartment of Safety Invest S.A. (“Safety”), a company established under the Luxembourg Securitization Law and incorporated as a “société anonyme” under the laws of the Grand Duchy of Luxembourg whose principal business is to enter into one or more securitization transactions. Holding information is based on the Schedule 13D filed by Safety on February 21, 2014.

(4)	Holdings consist of 13,195 shares of common stock owned of record and 338,237 shares of common stock issuable upon exercise of stock purchase warrants, exercisable within 60 days of January 7, 2017.

(5)	Holdings include 19,264 shares of common stock owned of record and 91,025 shares of common stock issuable upon exercise of stock purchase warrants, exercisable within 60 days of January 7, 2017.

(6)	Holdings includes 2,381 shares of common stock owned of record and 30,323 shares of common stock issuable upon exercise of stock purchase warrants, exercisable within 60 days of January 7, 2017.

(7)	Holdings includes 61,899 shares of common stock owned of record and 44,224 shares of common stock issuable upon exercise of stock purchase warrants, exercisable within 60 days of January 7, 2017.

(8)	Holdings consist of 15,073 shares of common stock issuable upon exercise of stock purchase warrants, exercisable within 60 days of January 7, 2017.

(9)	Holdings consist of 15,073 shares of common stock issuable upon exercise of stock purchase warrants, exercisable within 60 days of January 7, 2017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related-Party Loan Agreements

Conrent Loan Agreement. On May 1, 2016 we entered into an unsecured Loan Agreement with Conrent Invest S.A., acting with respect to its Compartment Safety III (the "Conrent Loan Agreement"). Under the Conrent Loan Agreement, the Company can borrow $5.0 million for working capital, repayment of debt, and operating purposes. The Conrent Loan Agreement contains a condition precedent, which provides that the lender is not obligated to fund the loan until it has received total proceeds of $5.0 million from the sale of fixed rate notes, which are to be issued by the lender through its Compartment Safety III. As of September 30, 2016 this condition precedent has not been satisfied. When funded, the loan will bear interest at a rate of 8% per annum, payable in arrears semi-annually, with all principal and accrued unpaid interest due on July 31, 2018. In addition, the Company anticipates paying the lender an arrangement fee of $112,500 when it receives proceeds from this loan. As of September 30, 2016, the Company had not received the funds under the Conrent Loan Agreement.

Amended and Restated Facility Agreement with Conrent Invest, S.A. On July 14, 2015, we entered into an Amended and Restated Facility Agreement (the “Amended Facility Agreement”) with Conrent to amend certain provisions of the Company’s existing $25.0 million unsecured debt facility. Pursuant to the terms and conditions of the Amended Facility Agreement, effective June 30, 2015, the Company may now borrow an additional $5.4 million of unsecured debt, which, together with the existing $25.0 million of unsecured debt borrowed under the debt facility, will now accrue interest at a rate of 8% per annum and mature on July 31, 2018. The Amended Facility Agreement also provides the Company with a voluntary prepayment option, wherein the Company may pay the amounts borrowed under the debt facility, including all accrued but unpaid interest, prior to the maturity date without any penalty or prepayment fee.

Sapinda Asia Agreement. On September 25, 2015, the Company entered into a loan agreement with one of the Company’s related parties, Sapinda Asia to provide the Company with a $5.0 million line of credit that accrues interest at a rate of 3% per annum for undrawn funds and 8% per annum for borrowed funds. Pursuant to the terms and conditions of the loan agreement, available funds may be drawn down at the Company’s request at any time until the loan agreement matures on September 30, 2017, when all borrowed funds, plus all accrued but unpaid interest will become due and payable. The Company, however, may elect to satisfy any outstanding obligations under the loan agreement prior to the maturity date without penalties or fees. As of September 30, 2016, the Company had drawn down $3.4 million under this loan agreement.

Stock Payable – Related Party

In connection with certain acquisitions during fiscal 2014 and 2015, the Company recognized a liability for stock payable to the Sellers of the entities acquired. In conjunction with the respective purchase agreements, shares of the Company’s stock are payable based on the achievement of certain milestones. Changes in the stock payable liability are shown below:

	Sept. 30, 2016	Sept. 30, 2015
Beginning balance	$3,501,410	$3,000,000
Stock payable resulting from the acquisition of Track Group Analytics	-	1,170,000
Payment of shares for achieving performance milestones	(211,531)	(668,590)
Ending balance	$3,289,879	$3,501,410

Additional Related-Party Transactions and Summary of All Related-Party Obligations

	Sept. 30, 2016	Sept. 30, 2015

Related party loan with an interest rate of 3% and 8% per annum for undrawn and borrowed funds, respectively. Principal and interest due September 30, 2017.	$3,399,644	-
Total related-party debt obligations	$3,399,644	-

Each of the foregoing related-party transactions was reviewed and approved by disinterested and independent members of the Company's Board of Directors.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Stockholder proposals that are intended to be presented by stockholders at the Company’s 2018 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than September 12, 2017 in order that they may be included, if appropriate, in the Company’s proxy statement and form of proxy relating to that meeting. A stockholder proposal not included in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days in advance of the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the 2018 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

PAYMENT OF COSTS

The expense of printing and mailing proxy materials and the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by proxy solicitors, directors, officers and other employees of the Company by personal interview, telephone, facsimile or other means. No additional compensation will be paid to directors, officers or employees of the Company for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the common stock.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company, Attn: Investor Relations Department, 1215 Lakeview Court, Romeoville, Illinois 60446, or by calling (877) 260-2010. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies solicited by this Proxy Statement, if validly signed, dated and returned to the Company, will be voted in accordance with the judgment of the persons holding the proxies.

Whether or not you intend to be present at the Annual Meeting, the Company urges you to return your signed proxy promptly.

By Order of the Board of Directors,
January 10, 2017	/s/ Guy Dubois
Guy Dubois
Chief Executive Officer and Chairman of the Board of Directors

The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 has been mailed with this Proxy Statement. The Company will provide copies of exhibits to that report, but will charge a reasonable fee per page to any requesting stockholder. Any such request should be addressed to the Company at 1215 Lakeview Court, Romeoville, Illinois 60446, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of December 23, 2016 the stockholder was entitled to vote at the Annual Meeting.

Copies of the Annual Report on Form 10-K and the exhibits thereto may also be obtained through the SEC’s web site at www.sec.gov and at: http://www.astproxyportal.com/ast/18188.

ANNUAL MEETING OF SHAREHOLDERS OF

TRACK GROUP, INC.

February 14, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18188

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630300000000001000 9   021417

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Guy Dubois
- ○ David S. Boone
- ○ Dirk K. vanDaele
- ○ Karen Macleod
- ○ Eric Rosenblum
- ○ Ray Johnson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	☐	☐	☐
3. RATIFYING THE APPOINTMENT OF EIDE BAILLY, LLP AS TRACK GROUP, INC'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2017	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

I WILL ATTEND THE ANNUAL MEETING. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.